Exhibit 10.4
EXECUTION VERSION

AMENDMENT NO. 1 TO FUTURE FUNDING AGREEMENT

THIS AMENDMENT NO. 1 TO FUTURE FUNDING AGREEMENT, dated as of
August 5, 2020 (this “Amendment”), is entered into by and among HUNT CRE 2017-FL1 SELLER, LLC (“Seller”), HUNT COMMERCIAL MORTGAGE TRUST (“Pledgor”), ORIX REAL ESTATE CAPITAL HOLDINGS, LLC (“Future Funding Indemnitor”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee (“Secured Party”), and OREC STRUCTURED FINANCE CO., LLC (“OSF”).

W I T N E S S E T H:

WHEREAS, Seller, Pledgor, Hunt Mortgage Group, LLC and Secured Party are parties to that certain Future Funding Agreement, dated as of August 15, 2017 (the “Future Funding Agreement”);

WHEREAS, Future Funding Indemnitor succeeded to the interests of Hunt Real Estate Capital, LLC (f/k/a Hunt Mortgage Group, LLC) by merger on April 1, 2020;

WHEREAS, Seller intends to transfer the unfunded portion of all of its Future Funding Participations to OSF, itself a wholly owned subsidiary of Future Funding Indemnitor;

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.Obligor. For purposes of Sections 2, 3, 5, 6 and 10 of the Future Funding Agreement, the term “Obligor” shall mean OSF, and OSF hereby joins in such provisions of the Future Funding Agreement (as amended hereby) and the parties hereto agree that OSF shall be subject to all of the responsibilities, duties, liabilities and obligations, and entitled to all of the rights and benefits of, the “Obligor” thereunder.

2.Notices.

(a) For purposes of Section 9 (a) of the Future Funding Agreement, all demands, notices and communications to the Obligor (as defined therein), shall be in writing and addressed to the following:

OREC Structured Finance Co., LLC 10 W. Broad Street, 8th Floor Columbus, Ohio 43215
Attention: General Counsel Phone: 614-857-1517
Email: james.henson@orixrealestatecapital.com

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.

SELLER:

HUNT CRE 2017-FL1 SELLER, LLC

By: /s/ Nicholas Capogrosso
Title: Vice President

PLEDGOR:

HUNT COMMERCIAL MORTGAGE TRUST

By: /s/ Precilla Torres
Title: Executive Vice President

FUTURE FUNDING INDEMNITOR:

ORIX REAL ESTATE CAPITAL HOLDINGS, LLC

By: /s/ Bob Kirkwood
Title: Chief Financial Officer

OSF:

OREC STRUCTURED FINANCE CO., LLC

By: /s/ Bob Kirkwood
Title: Chief Financial Officer

Hunt CRE 2017-FL1 – Amendment No. 1 to Future Funding Agreement